UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 30, 2011
Ameristar Casinos, Inc.
(Exact name of registrant as specified in its charter)
Commission File No. 000-22494

Nevada	88-0304799
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)
3773 Howard Hughes Parkway, Suite 490S, Las Vegas, Nevada 89169
(Address of principal executive offices)       (Zip Code)
(702) 567-7000
(Registrant’s telephone number, including area code)
Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     On March 30, 2011, Ameristar Casinos, Inc. issued a press release announcing a private placement offering of $800,000,000 principal amount of unsecured senior notes maturing in 2021. The release is filed as Exhibit 99.1 hereto.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit	Description
99.1	Press release of Ameristar Casinos, Inc. dated March 30, 2011 regarding offering of unsecured senior notes.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ameristar Casinos, Inc. (Registrant)
Date: April 4, 2011	By:	/s/ Peter C. Walsh
Peter C. Walsh
Senior Vice President and General Counsel

Exhibit Index

Exhibit	Description
99.1	Press release of Ameristar Casinos, Inc. dated March 30, 2011 regarding offering of unsecured senior notes.

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